UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 12, 2020

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 002-86947	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	UBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 12, 2020, United Bankshares, Inc. (“United” or the “Company”) held its virtual Annual Meeting of Shareholders (the “Meeting”). At the Meeting, shareholders voted on the following four matters outlined in the Company’s proxy statement (the “Proxy Statement”): (1) to elect eleven (11) persons to serve as directors of the Company for a one-year term expiring at the 2021 Annual Meeting; (2) to ratify the selection of Ernst & Young LLP, as the independent registered public accounting firm for the fiscal year ending December 31, 2020; (3) to approve, on an advisory basis, the compensation of United’s named executive officers; and (4) to approve the United 2020 Long-Term Incentive Plan. The matters are described in detail in the Proxy Statement mailed to shareholders on or about March 30, 2020. The shareholders elected each of the eleven (11) persons listed below as directors of the Company for a one-year term expiring at the 2021 Annual Meeting; ratified the selection of Ernst & Young LLP, as the independent registered public accounting firm for the fiscal year ending December 31, 2020; approved, on an advisory basis, the compensation of United’s named executive officers; and approved the United 2020 Long-Term Incentive Plan. The voting results for the matters appear below.

Proposal 1. Election of Directors:

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes	Votes Uncast
Richard M. Adams	73,653,148	2,533,244	—	15,172,091	9,452
Peter A. Converse	74,352,381	1,834,011	—	15,172,091	9,452
Michael P. Fitzgerald	73,745,222	2,441,170	—	15,172,091	9,452
Theodore J. Georgelas	74,650,355	1,536,037	—	15,172,091	9,452
J. Paul McNamara	62,885,779	13,300,613	—	15,172,091	9,452
Mark R. Nesselroad	74,518,647	1,667,745	—	15,172,091	9,452
Jerold L. Rexroad	74,420,184	1,766,208	—	15,172,091	9,452
Albert H. Small, Jr.	75,805,721	380,671	—	15,172,091	9,452
Mary K. Weddle	74,576,656	1,609,736	—	15,172,091	9,452
Gary G. White	73,716,205	2,470,187	—	15,172,091	9,452
P. Clinton Winter	64,918,080	11,268,312	—	15,172,091	9,452

Proposal 2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstentions	Broker Non-Votes	Votes Uncast
89,312,597	1,805,999	247,785	—	1,554

Proposal 3. Approval, on an advisory basis, the compensation of United’s named executive officers:

For	Against	Abstentions	Broker Non-Votes	Votes Uncast
65,469,504	10,107,116	619,224	15,172,091	—

Proposal 4. Approval of the United 2020 Long-Term Incentive Plan:

For	Against	Abstentions	Broker Non-Votes	Votes Uncast
73,559,818	2,092,350	543,676	15,172,091	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	United Bankshares, Inc. 2020 Long-Term Incentive Plan – Incorporated by reference to Exhibit A of United’s 2020 Proxy Statement filed on March 30, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: May 15, 2020	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice
President and Chief Financial Officer